SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934

    Date of Report (Date of earliest event reported):        January 31, 2001
                                                         -----------------------

                           CYBER MERCHANTS EXCHANGE, INC.
                        ---------------------------------
             (Exact name of registrant as specified in its charter)

      California                     001-15643                95-4597370
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(State of incorporation)      (Commission File Number)    (I.R.S. Employer
                                                         Identification No.)

600 S. Lake Ave., Suite 405, Pasadena, CA                        91106
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(Address  of  principal  executive  offices)                  (Zip Code)


Registrant's telephone number, including area code:         (626) 793-5000
                                                        ------------------------


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ITEM  5.  OTHER  EVENTS

On January 31, 2001, Ms. Serena Kokjer-Greening relinquished her day-to-day responsibilities as Chief Operating Officer of Cyber-Merchants Exchange, Inc. (the "Company"). Ms. Kokjer-Greening will continue her association with the Company under a multi-year consulting agreement.

The  Company  does  not  expect  to  replace  this  position in the near future.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


  February 1, 2001                              CYBER  MERCHANTS  EXCHANGE, INC.
---------------------
       (Date)
                                                     /s/  Frank  Yuan
                                                --------------------------------
                                                By:  Frank  S.  Yuan
                                                --------------------------------
                                                Its: Chairman  and  CEO
                                                --------------------------------


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